                                                                   Exhibit 10.13

                                  CoBANK, ACB

                                        LOAN AGREEMENT NO.  T-6184-A,
                                        T-6186-A, S-6183-A, and S-6181-A

                                        January  26, 1995

CURTICE-BURNS FOODS, INC.
- --------------------------------------------------------------------

                                MODIFICATION OF

           TERM LOAN, TERM LOAN FACILITY AND SEASONAL LOAN AGREEMENT


IT IS AGREED, That the Term Loan, Term Loan Facility and Seasonal Loan Agreement dated as of November 3, 1994, entered into between Curtice- Burns Foods, Inc. (successor to merger between PF Acquisition Corp. and Curtice-Burns Foods, Inc.) ("Borrower") and Springfield Bank for Cooperatives, now known as CoBank, ACB ("Bank") is hereby amended as follows:

(1) Section 2.7 entitled Seasonal Loan Facility is modified to allow the Bank to make Seasonal Loans to the Borrower from time to time during the period from the Closing Date through December 31, 1995. The Bank may, at its option, renew the Seasonal Loan Commitment for one or more successive one (1)-year periods from and after December 31, 1995.

(2) Subsection (a) of Section 2.13 entitled Interest is modified to change the allocation of the first Twenty-One Million Dollars ($21,000,000) of the Term Loan Facility Loans made by the Bank. Tranche No. 3 and Thirteen Million ($13,000,000) of Tranche No. 4 shall consititute in the aggregate the first Twenty-One Million Dollars ($21,000,000) of the Term Loan Facility Loans made by the Bank to the Borrower.

(3) Section 3.1 entitled Letter of Credit Accommodations is modified to allow the Bank to provide the Borrower with a Letter of Credit Facility during the period from the Closing Date through December 31, 1995. The Bank may, at its sole option, renew the Commitment for Letter of Credit Accommodations for one or more successive one (1)-year periods from and after December 31, 1995.

(4) Section 3.7 entitled L/C Limit is modified by increasing the L/C Limit outstanding at any time to Eleven Million Dollars ($11,000,000).

The Borrower agrees to execute such additional documents and to take such other action as may be reasonably requested by the Bank to give effect to this Modification.


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The Term Loan, Term Loan Facility and Seasonal Loan Agreement is hereby amended accordingly but otherwise shall remain in full force and effect.

                                        CoBANK, ACB (formerly known as
                                              Springfield Bank for Cooperatives)



                                        By   /s/ Roger Murray
                                             ----------------------------
                                             Its Assistant Vice President


ACCEPTED AND AGREED TO:          1/28/95
                       ----------------------------
                                 (Date)

CURTICE-BURNS FOODS, INC. (successor to merger between PF
Acquisition Corp. and Curtice-Burns Foods, Inc.)


By   /s/ Roy A. Myers
     ----------------------------
     Its President & CEO

ACKNOWLEDGED AND AGREED TO:      1/28/95
                            -------------------
                                 (Date)
PRO-FAC COOPERATIVE, INC.


By  /s/ William D. Rice
    -------------------------------------------
    Its Assistant Treasurer

ACKNOWLEDGED AND AGREED TO:      1/28/95
                             ------------------
                                 (Date)
CURTICE-BURNS EXPRESS, INC.
CURTICE-BURNS MEAT SNACKS, INC.
FINGER LAKES PACKAGING COMPANY, INC.
HUSMAN SNACK FOODS COMPANY, INC.
KENNEDY ENDEAVORS, INCORPORATED
NALLEY'S CANADA LIMITED
QUALITY SNAX OF MARYLAND, INC.
SEASONAL EMPLOYERS, INC.
PRO-FAC HOLDING COMPANY OF IOWA, INC.

By  /s/ William D. Rice
    ---------------------------------
        Its Vice President